SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report: January 21, 2008

AERO PERFORMANCE PRODUCTS, INC
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-72392	98-0353403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10288 S. Jordan Gateway, Suite F

South Jordan, Utah 84095

 (Address of principal executive offices)

Registrant's telephone number, including area code: (801) 495-0882

FRANCHISE CAPITAL CORPORATION

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION

At the Special Meeting of Stockholders of Franchise Capital Corporation (the “Company”) held on January 7, 2008, a majority of the Company’s stockholders approved the Amendment to the Articles of Incorporation (the “Amendment”), which changes the Company’s name to Aero Performance Products, Inc.  The Amendment to the Company’s Articles of Incorporation is effective as of January 21, 2008.  The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment attached as Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the change in the Company’s name, effective January 24, 2008 the Company’s common stock will be traded under the ticker symbol “AERP”.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

 (d) Exhibits.

Exhibit No.	Description	Location
3.3	Amendment to the articles of incorporation, dated January 21, 2008.	Filed herein.

SIGNATURES

In accordance with Section 13 or 15 (d) of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AERO PERFORMANCE PRODUCTS, INC. By: /s/ Bryan Hunsaker Bryan Hunsaker Chief Executive Officer

Dated: January 23, 2008